UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2023

 Commission file number 001-16111

GLOBAL PAYMENTS INC.
(Exact name of registrant as specified in charter)

Georgia	58-2567903
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

3550 Lenox Road, Atlanta, Georgia	30326
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:     (770) 829-8000

NONE
(Former name, former address and former fiscal year, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act
Title of each class	Trading symbol	Name of exchange on which registered
Common stock, no par value	GPN	New York Stock Exchange
4.875% Senior Notes due 2031	GPN31A	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 3, 2023, Guido Sacchi notified Global Payments Inc. (the “Company”) of his decision to retire as Senior Executive Vice President and Chief Information Officer of the Company, effective December 31, 2023. Effective January 1, 2024, Shannon Johnston will become the new Senior Executive Vice President and Chief Information Officer. Dr. Sacchi is expected to continue to serve as a senior advisor, assisting with transition through February 2024.

Ms. Johnston has served in various senior leadership positions since joining the Company in 2016, most recently as the Company’s Executive Vice President, Chief Digital Officer and Deputy Chief Information Officer.

During the transition period, the Company’s Compensation Committee intends to enter into an employment agreement with Ms. Johnston, considering her new position. The Company intends to file a copy or summary of the material terms of such agreement promptly following its adoption.

The selection of Ms. Johnston to serve as Chief Information Officer was not pursuant to any arrangement or understanding with respect to any other person. There are no family relationships between Ms. Johnston and any director or executive officer of the Company, and there are no transactions between Ms. Johnston and the Company that would be required to be reported under Item 404 (a) of Regulation S-K.

Item 7.01    Regulation FD Disclosure.

On November 8, 2023, the Company issued a press release announcing the retirement of Dr. Sacchi, and the appointment of Ms. Johnston as Chief Information Officer effective January 1, 2024. A copy of the press release is being furnished as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 of this Current Report on Form 8-K is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), and shall not be incorporated or deemed to be incorporated by reference into any filing by the Company under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language contained in such filing, unless otherwise expressly stated in such filing.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit Title or Description
99.1	Press Release by Global Payments Inc., dated November 8, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL PAYMENTS INC.

Date:	November 8, 2023	By: /s/ David Green
David Green
Senior Executive Vice President, Chief Administrative and Legal Officer, and Corporate Secretary